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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 12, 2004


                             THE DIRECTV GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        0-26035                                          52-1106564
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(Commission File Number)                    (I.R.S. Employer Identification No.)


     2250 EAST IMPERIAL HIGHWAY
       EL SEGUNDO, CALIFORNIA                                 90245
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(Address of Principal Executive offices)                    (Zip Code)


                                 (310) 964-0808
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           On August 12, 2004, The DIRECTV Group, Inc. ("DIRECTV Group") issued a press release announcing that, in connection with the Transaction Agreement, dated as of April 20, 2004, among Constellation, LLC ("Constellation"), PanAmSat Corporation ("PanAmSat"), DIRECTV Group and PAS Merger Sub, Inc., it has reached an agreement with affiliates of Kohlberg Kravis Roberts & Co. L.P., The Carlyle Group and Providence Equity Partners, Inc. which resolves the effect of the xenon ion propulsion failure of Galaxy 10R, a PanAmSat satellite, and certain other issues. The agreement reduces the purchase price payable to DIRECTV Group for its equity interest in PanAmSat upon completion of the transactions by $200 million to approximately $2.6 billion. The DIRECTV Group will increase its loss for the PanAmSat transactions by $200 million, pre-tax, during the third quarter of 2004 as a result of the reduced purchase price. A copy of the press release relating to this announcement, dated August 12, 2004, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. A copy of the letter agreement between DIRECTV Group and Constellation, dated August 12, 2004, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    Exhibit No.       Exhibit
    -----------       -------

    99.1              Press Release, dated August 12, 2004

    99.2 Letter Agreement, dated as of August 12, 2004, between The DIRECTV Group, Inc. and Constellation, LLC, and acknowledged by PanAmSat Corporation (incorporated by reference to Exhibit (d)(3) to Amendment No. 4 to Schedule 13E-3 filed with the Securities and Exchange Commission on August 12, 2004 by The DIRECTV Group, Inc. and certain other filing persons)








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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE DIRECTV GROUP, INC.

Date: August 12, 2004                 By: /s/ Larry D. Hunter
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                                          Name: Larry D. Hunter
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary




















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
                                  EXHIBIT INDEX


Exhibit No.           Exhibit
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99.1                  Press Release, dated August 12, 2004

99.2 Letter Agreement, dated as of August 12, 2004, between The DIRECTV Group, Inc. and Constellation, LLC, and acknowledged by PanAmSat Corporation (incorporated by reference to Exhibit (d)(3) to Amendment No. 4 to Schedule 13E-3 filed with the Securities and Exchange Commission on August 12, 2004 by The DIRECTV Group, Inc. and other filing persons)














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